SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 6, 2001


                                PROXICOM, INC.

              (Exact Name of Registrant as Specified in Charter)


           Delaware                 0-25741                52-1770631
      ------------------------  -------------          -------------------
      (State of Incorporation)    (Commission            (IRS Employer
                                 File Number)          Identification No.)


  11600 Sunrise Valley Drive
       Reston, Virginia                                       20191
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (703) 262-3200



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ITEM 5.       OTHER EVENTS

      On May 6, 2001, Proxicom, Inc., a Delaware corporation ("Proxicom"), received a letter from Dimension Data Holdings plc, a corporation incorporated in England and Wales ("Dimension Data"), setting forth a proposal by Dimension Data to acquire all of the outstanding common stock, par value $0.01 per share, of Proxicom at a purchase price of $7.50 per share in cash (the "Dimension Data Letter"). The text of the Dimension Data Letter is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The above description of the Dimension Data Letter is qualified in its entirety by reference to the text of the Dimension Data Letter.

      On May 7, 2001, Proxicom issued a press release announcing, among other matters, its receipt of the Dimension Data Letter. A copy of such press release is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference. The above description of Proxicom's May 7, 2001 press release is qualified in its entirety by reference to the text of such press release.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:
            --------
               99.1 Text of Letter from Dimension Data Holdings plc dated May 6, 2001.
               99.2       Press release issued by Proxicom on May 7, 2001.

                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 7, 2001

                                       PROXICOM, INC.


                                       By: /S/ David R. Fontaine
                                           ________________________________
                                           Name:  David R. Fontaine
                                           Title: Senior Vice President and
                                                  General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------
99.1        Text of Letter from Dimension Data Holdings plc dated May 6, 2001.

99.2        Press release issued by Proxicom, Inc. on May 7, 2001.